UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 12, 2026

Rare Earths Americas, Inc.

(Exact name of Registrant as Specified in Its Charter)

Texas	001-43268	39-4918133
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 W. Main Street
Manchester, Georgia		31816
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (706) 846-5063

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $ 0.0001 par value	REA	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On November 12, 2026, Rare Earths Americas, Inc. (the “Company”) held its 2026 Annual Meeting of Stockholders (the “Annual Meeting”). As of September 21, 2026, the record date for the Annual Meeting, there were 20,512,381 shares of the Company’s common stock outstanding and entitled to vote. Present at the Annual Meeting in person or by proxy were holders of 12,211,781 shares of the Company’s common stock, representing approximately 59.53% of the voting power of all shares of common stock entitled to vote at the Annual Meeting, constituting a quorum for the transaction of business.

At the Annual Meeting, the Company’s stockholders voted on the two proposals set forth below, each of which is described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on September 28, 2026. The final voting results for each proposal are as follows:

Proposal 1: Election of Directors

The stockholders elected each of the six nominees listed below to serve on the Company’s Board of Directors until the 2027 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified. The voting results were as follows:

Nominee	For	Against	Abstain	Broker Non-Votes
Dan Shribman	11,052,994	34,415	2,922	1,121,450
Ivy Estabrooke	10,983,891	101,355	5,085	1,121,450
Reta Jo Lewis	10,984,694	101,464	4,173	1,121,450
Keith Phillips	10,987,591	99,845	2,895	1,121,450
Hugo Schumann	11,077,096	10,033	3,202	1,121,450
Donald Swartz	11,078,012	9,429	2,890	1,121,450

Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm

The stockholders ratified the appointment of BDO USA, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
12,199,076	10,384	2,321	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rare Earths Americas, Inc.

Date:	November 13, 2026	By:	/s/ Jennifer S. Grafton
Jennifer S. Grafton, COO, General Counsel and Secretary